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                                                                    Exhibit 10.3


                                AMENDMENT NO. 2
                          TO THE DURIRON COMPANY, INC.
                       ANNUAL INCENTIVE COMPENSATION PLAN
                             FOR SENIOR EXECUTIVES
                          AS RESTATED JANUARY 1, 1994

                                       I.

SECTION II(C) IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

    C. "COMPANY" - Flowserve Corporation, a New York corporation and its successors in interest.

                                       II.

SECTION II(K) IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY TO READ AS FOLLOWS:

    K. "SUBSIDIARY" - Any entity of which more than 50 per cent of the voting control is owned, directly or indirectly, by the Company.

                                      III.

The term "The Duriron Company, Inc." is changed to "Flowserve Corporation" each place it appears in the document and the term "Duriron" is changed to "Flowserve" each place that it appears in the document.

The remainder of the Plan shall remain in full force and effect as currently stated.

IN WITNESS WHEREOF, Flowserve Corporation has caused this instrument to be executed by its duly authorized officers on this 31st day of December 1997.


                                             FLOWSERVE CORPORATION



Date Signed: December 31, 1997.              By:/s/ Ronald F. Shuff
                                                -------------------------------
                                             Name:  Ronald F. Shuff
                                             Title: Vice Present, Secretary and
                                                    General Counsel